Prospectus

4

                      HUNTINGTON MONEY MARKET FUND
                          INVESTMENT A SHARES

        Prospectus dated May 1, 2002 (as reprinted August 28, 2002)

      The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is unlawful.

Table of Contents

How to Read This Prospectus
This Prospectus gives you important information about the Investment A Shares of the Huntington Money Market Fund (Fund) that you should know before investing.
Please read this Prospectus and keep it for future reference. The Prospectus is arranged into different sections so that you can easily review the important information you should know about investing in the Fund.
                              Introduction
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                                2
                              Fund Summary, Investment Strategy and Risks
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                                2   Fund Summary
                                3   Performance Information
                                4   Yield
                                4   Fee and Expenses
                              Shareholder Information
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                                5   Distribution of the Fund
                                5   Distribution Plan (12b-1 Fees)
                                5   Sales Charges
                                5   Purchasing Shares
                                6   Exchanging Shares
                                6   Redeeming Shares
                              More About the Fund
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                                7   Management of the Trust
                                7   Dividends and Distributions
                                7   Distribution Options
                                8   Tax Consequences
                                8   Financial Highlights
                                9   Investment Practices
                               11   Glossary of Investment Risks
For more information about the Fund, please see the back cover of this Prospectus
This Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.


Introduction
The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at the Fund, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

The Fund has its own investment goal and strategy for reaching that goal. There is no guarantee that the Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own. The Fund's investment goal is fundamental and may be changed only by a vote of a majority of the Fund's outstanding shares. The Fund's investment strategy is not fundamental and may be changed by the Trust's Board of Trustees.

The portfolio manager invests the Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her investment selection, may cause the Fund to underperform other funds with similar objectives.

Fund Summary, Investment Strategy and Risks

                               Fund Summary
Investment Goal         To seek to maximize current income while
                        preserving capital and maintaining liquidity by
                        investing in a portfolio of high quality money
                        market instruments
Investment Focus        High-quality, short-term debt securities
Principal Investment Strategy       Maximize current income while
                        preserving capital
Share Price Volatility  Low
Investor Profile        Short-term or risk averse investors seeking our
                        typically highest-yielding money market fund
Investment Strategy     The Fund seeks to maximize current income while
                        preserving capital and maintaining liquidity by
                        investing in a portfolio of high quality money
                        market instruments.
                        The Adviser strives to maintain a $1.00 net asset
                        value per share for the Fund by investing in
                        commercial paper and other short-term money market
                        instruments for the Fund which are either rated in
                        the highest rating category by a Nationally
                        Recognized Statistical Rating Organization or
                        unrated and deemed to be of comparable quality by
                        the Adviser. In managing the portfolio, the
                        Adviser determines an appropriate maturity range
                        for the Fund (currently between 25 and 60 days)
                        and each individual security held and endeavors to
                        diversify the portfolio across market sectors. The
                        Adviser employs a top-down analysis of economic
                        and market factors to select Fund investments. In
                        addition, the Adviser analyzes cash flows,
                        maturities, settlements, tax payments, yields and
                        credit quality and monitors new issue calendars
                        for potential purchases.
                        For a more complete description of the securities
                        in which the Fund can invest, please see
                        "Investment Practices."
What are the main risks       Loss of money is a risk of investing in the
                        Fund. In addition, your
of investing in the Fund?     investment in the Fund may be subject to the
                        following principal risks:
                           Interest-Rate Risk: The possibility that the value of the Fund's investments will decline due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.
                           Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security's credit rating, the higher its credit risk.
                           For more information about risks, please see the "Glossary of Investment Risks."
An investment in the Fund is not a deposit or an obligation of the Bank, its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                          Performance Information
The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Investment A Shares from year to year.*

Performance Bar Chart and Table
See APPENDIX

Best Quarter                       Q3 2000                            1.49%
Worst Quarter                      Q4 2001                            0.37%
*  The performance information above is based on a calendar year.


This table shows the Fund's average annual total returns for periods ended 12/31/01. These returns reflect applicable sales charges (none).

Average Annual Total Returns (for the periods ended December 31, 2001)

                                                                     Since
                                                                     Class
                             1 Year       5 Years         10 Years   Inception

Fund -- Investment A
Shares

Returns before taxes         3.20%        4.75%           4.38%      4.44%*
*Since May 1, 1991.

                                   Yield
The income a fund generates is commonly referred to as its "yield." For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call
1-800-408-4682.

                             Fees and Expenses
The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your      Investment
investment)                                         A
                                                    -----------
                                                    Shares
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Maximum Sales Charge (Load) Imposed on Purchase     0%
(as a percentage of offering price)
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Maximum Deferred Sales Charge (Load) (as a          0%
percentage of net asset value)
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----------------------------------------------------------------
Redemption Fee (as a percentage of amount           0%
redeemed, if applicable)*
----------------------------------------------------------------

----------------------------------------------------------------
Annual Fund Operating Expenses (expenses deducted   Investment
from the Fund's assets)                             A
                                                    Shares
----------------------------------------------------------------
----------------------------------------------------------------
Investment Advisory Fees                            0.27%
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----------------------------------------------------------------
Distribution and/or Service (12b-1) Fees            0.25%
----------------------------------------------------------------
----------------------------------------------------------------
Other Expenses                                      0.44%
----------------------------------------------------------------
----------------------------------------------------------------
Total Annual Fund Operating Expenses                0.96%
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* Does not include any wire transfer fees, if applicable.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

---------------------------------------------------
                 1 Year  3 Years 5 Years 10 Years
---------------------------------------------------
---------------------------------------------------
Investment A     $98     $306    $531    $1,178
Shares
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Shareholder Information
Before you invest, we encourage you to carefully read the Fund profile included in this Prospectus and consider whether the Fund is appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision.

Investment A Share Class
o No sales charge
o Distribution (12b-1) fees of 0.25% of the Fund's average daily net assets.
o A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund's average daily net assets.
The Fund also offers Investment B Shares, Trust Shares and Interfund Shares, which have their own expense structures and are offered in a separate prospectus.


                         Distribution of the Fund
Edgewood Services, Inc. (Distributor), whose address is 5800 Corporate Drive, Pittsburgh, PA 15237, serves as the Distributor of the Fund offered by this Prospectus.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.


                      Distribution Plan (12b-1 Fees)
Edgewood Services Inc. serves as the Fund's distributor and markets the Shares described in this Prospectus to institutions or to individuals, directly or through investment professionals. When the Distributor receives marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. and is not affiliated with the Fund's Investment Adviser. Consistent with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution Plan which permits the Fund to pay the Distributor, brokers, dealers and other financial institutions distribution and/or administrative services fees (12b-1 fees) in connection with the sale and distribution of Investment A Shares and the provision of shareholder services to such class of shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

The maximum 12b-1 fee is 0.25% of the Fund's Investment A Shares average daily net assets. For Investment A Shares, fees are accrued daily, payable quarterly and calculated on an annual basis.

Investment A Shares are also subject to a non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund's average daily net assets.


                               Sales Charges
No sales charges apply to purchase of Investment A Shares in the Fund.


                             Purchasing Shares
You may purchase Investment A Shares of the Fund offered by this Prospectus on any business day when the Federal Reserve Bank, the New York Stock Exchange and the principal bond markets (as recommended by the Bond
Market Association) are open, and as discussed below.   In connection with
the sale of the Fund's Investment A Shares, the Distributor may from time to time offer certain items of nominal value to any shareholder.

What Shares Cost
The offering price of an Investment A Share is its net asset value (determined after the order is considered received). The Trust calculates the net asset value per share for the Fund twice a day, at 1:00 p.m. Eastern Time and as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time), on each day that the Exchange is open.

In addition, the Fund reserves the right to allow the purchase, redemption, and exchange of shares on any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time net asset value is determined and by which purchase, redemption, and exchange orders must be received on that day, to the time of such closing.
The Trust attempts to stabilize the net asset value per share for the Fund at $1.00 per share by valuing its portfolio securities using the amortized cost method. These valuation methods are more fully described in the Trust's Statement of Additional Information.
Your order for purchase is priced at the next net asset value calculated after your order is received. With regard to investments in the Fund, you will begin earning dividends on the day your order is received if Unified receives payment in federal funds before 12:00 p.m. (Eastern Time). Investments in the Fund made by check, ACH or SIP are considered received when the payment is converted to federal funds (normally the next business day).
Additional Information
Orders placed through an intermediary must be received and transmitted to the Trust before the applicable cut-off time in order for shares to be purchased that day. It is the intermediary's responsibility to transmit orders promptly, however, you should allow sufficient time for orderly processing and transmission.
The Trust reserves the right to suspend the sale of shares of the Fund temporarily and the right to refuse any order to purchase shares of the Fund.
If the Trust receives insufficient payment for a purchase, it will cancel the purchase and may charge you a fee. In addition, you will be liable for any losses incurred by the Trust in connection with the transaction.

See the accompanying Shareholder Information Statement for additional information regarding purchasing shares.


                             Exchanging Shares
See the accompanying Shareholder Information Statement for information regarding exchanging shares.


                             Redeeming Shares
You may redeem Investment A Shares of the Fund on any business day when the Federal Reserve Bank, the New York Stock Exchange and the principal bond markets are open, and, as discussed under "What Shares Cost."

Additional Information
The price at which the Trust will redeem an Investment A Share will be its net asset value (determined after the order is considered received).

The Trust calculates the net asset value per share for the Fund twice a day. See "Purchasing Shares--What Shares Cost."

For Fund shareholders who request redemptions prior to 1:00 p.m. (Eastern
Time), usually the proceeds will be wired on the same day or a check will be mailed on the following business day if the request is received by Unified by 12:00 p.m. (Eastern Time). For Fund shareholders who request redemptions after the cut-off time mentioned above, usually proceeds will be wired or a check will be mailed the following business day after net asset value is next determined. Redemption requests made through financial institutions must be promptly submitted to the Trust in order to be processed by the Fund's deadlines. Proceeds are wired to an account previously designated in writing by the shareholder at any domestic commercial bank which is a member of the Federal Reserve System. Proceeds to be paid by check are sent to the shareholder's address of record. Your financial institution may offer additional arrangements for payments. Please contact it for more details.

To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of shares of the Fund temporarily under extraordinary market conditions such as market closures or suspension of trading by the Securities and Exchange Commission. The Trust also reserves the right to postpone payment for more than seven days where payment for shares to be redeemed has not yet cleared.

The Trust may terminate or modify the methods of redemption at any time. In such case, you will be promptly notified.

See the accompanying Shareholder Information Statement for additional information regarding redeeming shares.

More About the Fund

                          Management of the Trust
The Trustees of The Huntington Funds (Trust) are responsible for generally overseeing the conduct of the Fund's business. Huntington Asset Advisors, Inc. (Investment Adviser), whose address is Huntington Center, 41 South High Street, Columbus, Ohio 43287, serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust.

Investment Adviser
Subject to the supervision of the Trustees, the Investment Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Fund.

The Investment Adviser, a separate, wholly owned subsidiary of the Bank, is the investment adviser to the Fund. As of December 31, 2001, the Investment Adviser had assets under management of $3 billion. The
Investment Adviser (and its predecessor) has served as investment adviser to the Fund since its inception.

The Bank is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated (HBI), a registered bank holding company with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43287. As of December 31, 2001, the Bank had assets of $28.5 billion.

Through its portfolio management team, the Investment Adviser makes the day-to-day investment decisions and continuously reviews and administers the investment programs of the Fund.

Effective December 1, 2001, the Bank is also responsible for providing sub-administration, accounting and custodian services to the Trust. For Investment A Shares, the Investment Adviser also receives up to 0.25% of the Fund's average daily net assets under its Administrative Service Agreement.

During the fiscal year ended December 31, 2001, the Trust paid the Investment Adviser management fees in the amount of 0.27% of average net assets of the Fund.


                        Dividends and Distributions
The Fund declares dividends on investment income daily and pays them monthly. The Fund also makes distributions of net capital gains, if any, at least annually.

If you purchase shares by check, ACH or SIP, you will begin earning dividends on the next business day after your order has been received by the Trust.


                           Distribution Options
All dividends and distributions payable to a holder of Investment A Shares will be automatically reinvested in additional Investment A Shares of the Fund, unless the shareholder makes an alternative election. Shareholders may choose to receive all distributions in cash or to reinvest capital gains distributions, but receive all other distributions in cash.


                             Tax Consequences
There are many important tax consequences associated with investment in the Fund. The following is a brief summary of certain income tax consequences relating to an investment in the Fund, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

Federal Income Taxes
  Taxation of Shareholder Transactions
An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and, as with all sales, exchanges or redemptions of Fund shares, any gain on the transaction will be subject to federal income tax.

  Taxation of Distributions
The Fund intends to distribute substantially all of its net investment income (including net capital gains, if any) to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long a shareholder has held the shares.

  Avoid Withholding Tax
The Fund is required to withhold a portion of taxable dividends, capital gains distributions and proceeds of sales, exchanges, or redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.


                           Financial Highlights
The financial highlights table that follows is intended to help you understand the Fund's financial performance for the fiscal years ended December 31. Certain information reflects financial results for a single Fund unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the fund's financial statements, which have been audited by KPMG LLP, independent auditors, whose report along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.



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                                              Investment A Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                            Year Ended December 31,
-------------------------------------------------------------------------------
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(For a share outstanding         2001     2000     1999      1998     1997
throughout each period)
-------------------------------------------------------------------------------
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Net Asset Value, Beginning of    $1.00    $1.00    $1.00     $1.00    $1.00
Period
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Net investment income            0.03     0.06     0.05      0.05     0.05
-------------------------------------------------------------------------------
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Distributions to shareholders    (0.03)   (0.06)   (0.05)    (0.05)   (0.05)
from net investment income
-------------------------------------------------------------------------------
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Net Asset Value, End of Period   $1.00    $1.00    $1.00     $1.00    $1.00
-------------------------------------------------------------------------------
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Total Return1                    3.20%2   5.81%    4.67%     5.03%    5.07%
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Expenses                         0.96%    0.71%    0.60%     0.60%    0.61%
-------------------------------------------------------------------------------
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Net investment income            3.13%    5.67%    4.57%     4.89%    4.96%
-------------------------------------------------------------------------------
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Expense waiver                   0.05%    0.08%    0.15%     0.15%    0.15%
reduction/reimbursement3
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Net assets, end of period 000    $430,582 $378,183 $336,085  $272,374 $140,385
omitted)
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                           Investment Practices
The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks.
The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for more details about these and other securities in which the Fund may invest.

Investment                                                       Risk Type


Asset-Backed Securities:  Securities backed by company       Pre-payment

receivables, home equity loans, truck and auto loans,           Market
leases,

credit card receivables and other securities backed             Credit
by other

types of receivables or assets.                               Regulatory


Bankers' Acceptances:  Bills of exchange or time                Credit
drafts drawn

on and accepted by a commercial bank. They generally          Liquidity
have

maturities of six months or less.                               Market


Bonds:  Interest-bearing or discounted government or            Market
corporate

securities that obligate the issuer to pay the                  Credit
bondholder a

specified sum of money, usually at specific intervals, and

to repay the principal amount of the loan at maturity.


Certificates of Deposit:  Negotiable instruments with           Market
a

stated maturity.                                                Credit

                                                              Liquidity


Commercial Paper:  Secured and unsecured short-term             Credit
promissory

notes issued by corporations and other entities. Their        Liquidity

maturities generally vary from a few days to nine               Market
months.


Demand Notes:  Securities that are subject to puts and          Market

standby commitments to purchase the securities at a           Liquidity
fixed

price (usually with accrued interest) within a fixed          Management

period of time following demand by the Fund.


Derivatives:  Instruments whose value is derived from         Management
an

underlying contract, index or security, or any                  Market
combination

thereof, including futures, options (e.g., put and              Credit
calls),

options on futures, swap agreements, and some                 Liquidity

mortgage-backed securities.                                    Leverage


Illiquid Securities:  Securities that ordinarily              Liquidity
cannot be

sold within seven business days at the value the Fund           Market
has

estimated for them.


Investment Company Securities:  Shares of other                 Market
mutual funds.

The Fund may invest up to 5% of its assets in the Shares

of any one registered investment company. The Fund may not,

however, own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the

Shares of other registered investment companies. As a shareholder of an investment company, the Fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the Fund pays its own adviser.


Money Market Instruments:  Investment-grade, U.S.               Market

dollar-denominated debt securities with remaining               Credit
maturities

of one year or less. These may include short-term U.S.

government obligations, commercial paper and other

short-term corporate obligations, repurchase agreements

collateralized with U.S. government securities, certificates of deposit, bankers' acceptances, and other financial

institution obligations. These securities may carry fixed

or variable interest rates.


Repurchase Agreements:  The purchase of a security              Market
and the

simultaneous commitment to return the security to the          Leverage
seller

at an agreed upon price on an agreed upon date. This is

treated as a loan.


Restricted Securities:  Securities not registered             Liquidity
under the

Securities Act of 1933, such as privately placed                Market
commercial

paper and Rule 144A securities.


Securities Lending:  The Fund may lend up to 20% of             Market
its total assets.

Such loans must be collateralized by cash, U.S.               Liquidity
government

obligations or other high-quality debt obligations             Leverage
and marked to

market daily.


Time Deposits:  Non-negotiable receipts issued by a           Liquidity
bank

in exchange for a deposit of money.                             Credit


U.S. Government Agency Securities:  Securities issued           Market
by

agencies and instrumentalities of the U.S.                      Credit
government. These

include Ginnie Mae, Fannie Mae, and Freddie Mac.


U.S. Treasury Obligations:  Bills, notes, bonds,                Market
separately

traded registered interest and principal securities,

and coupons under bank entry safekeeping.


Variable and Floating Rate Instruments:  Obligations            Credit
with

interest rates that are reset daily, weekly,                  Liquidity
quarterly or on

some other schedule. Such instruments may be payable            Market
to the

Fund on demand.


When-Issued Securities and Forward Commitments:  A              Market
purchase of,

or contract to purchase, securities at a fixed price           Leverage
for delivery

at a future date.                                             Liquidity



                       Glossary of Investment Risks
This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What are the main risks of investing in the Fund?" in the "Fund Summary" section. Because of these risks, the value of the securities held by the Fund may fluctuate, as may the value of your investment in the Fund. Certain types of investments are more susceptible to these risks than others.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

Investment Style Risk. The risk that the particular type of investment on which a Fund focuses (such as investments in small cap value companies or large cap growth companies) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Liquidity Risk. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. All of this could hamper the management or performance of a Fund.

Management Risk. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The risk that a security's market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Prepayment & Call Risk. The risk that a security's principal will be repaid at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment and call risk it poses.

Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.



Information about procedures for purchasing, exchanging and redeeming Investment A Shares is provided in a separate document entitled
"Shareholder Information Statement," which is hereby made a part of and incorporated in this Prospectus.

More information about the Fund is available free upon request, including the following:

Annual and Semi-Annual Reports
The Semi-Annual Report includes unaudited information about the performance of the Fund, portfolio holdings and other financial information. The Annual Report includes similar audited information.

Statement of Additional Information
Provides more detailed information about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (considered a legal part of) this Prospectus.

For copies of Annual or Semi-Annual Reports, the Statement of Additional Information, other information or for any other inquiries:

Call (800) 408-4682
Write
Liquid Green Account
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110

Log on to the Internet
The SEC's website, http://www.sec.gov, contains text-only versions of the Trust's and Fund's documents.

Contact the SEC
Call (202) 942-8090 about visiting the SEC's Public Reference Room in Washington D.C. to review and copy information about the Fund (including the Statement of Additional Information).

Alternatively, you may send your request to the SEC, with a duplicating fee, by e-mail at publicinfo@sec.gov or by mail to the SEC's Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

The Trust's Investment Company Act registration number is 811-5010.

          o  Not FDIC Insured o  No Bank Guarantee o  May Lose Value
                         SEC File No. 811-5010

             Huntington Money Market Fund Shareholder Information Statement
                                       -Must Be Distributed With Prospectus

S-3
             Huntington Money Market Fund Shareholder Information Statement
                                       -Must Be Distributed With Prospectus
                                    S-2
                   SHAREHOLDER INFORMATION STATEMENT
          FOR INVESTMENTS THROUGH UNIFIED FUND SERVICES, INC.



      The information set forth herein is a part of, and hereby is incorporated in, the Huntington Money Market Fund Investment A Shares Prospectus.



                             Purchasing Shares
How to Buy Investment A Shares
1.    Minimum investment requirements:
   o $1,000 for initial investments outside the Systematic Investment
     Program
   o $500 for initial investments through an IRA Account
   o $50 for initial investments through the Systematic Investment Program
   o $50 for subsequent investments (including IRA Accounts)
     These minimum investment requirements may be waived under certain circumstances for certain investors, including, but not limited to, investments in connection with cash sweep arrangements and for IRA Accounts.
2.    Call
   o Unified at (800) 408-4682
3.    Make payment
   o By check payable to "Liquid Green Account" and send directly to:
     Liquid Green Account
     c/o Unified Fund Services
     P.O. Box 6110
     Indianapolis, IN 46206-6110

     Note: Checks must be made payable to Liquid Green Account. Third party checks will not be accepted.
           (The Trust will treat your order as having been received once the Trust receives your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Trust, or the Trust's transfer agent.)
      OR

   o By Federal funds wire to:
     Huntington National Bank NA
     ABA # 044000024
     Liquid Green Account
     Account # 01892116910
     Further Credit:  Shareholder name and account number
     (The Trust will treat your order as having been received immediately upon receipt by the Trust's transfer agent)
      OR

   o By check or Federal funds wire, through Unified or your financial institution
   o Through the Systematic Investment Program
     (Once you become a participant in the Program, your investments will be made automatically at your requested intervals)
Other methods of acceptable payment are discussed in the Statement of Additional Information.

Call Unified at (800) 408-4682, if you have any questions about purchasing shares.


Systematic Investment Program
You may invest on a regular basis in Investment A Shares of the Fund through the Systematic Investment Program. To participate, you must open an account with the Trust by calling Unified at (800) 408-4682, request and complete an application, and invest at least $50 at periodic intervals. This Program may not be available to accounts established through certain financial institutions, and minimum investment requirements may differ. Please contact Unified for more details.

Once you have signed up for the Program, the Trust will automatically withdraw money from your bank account and invest it in Investment A Shares of the Fund. Your participation in the Program may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.


                          How To Exchange Shares
A shareholder in the Fund may exchange shares for shares of any other fund for which Unified Fund Services, Inc. is the transfer agent (Transfer Agent). You may request an exchange by calling the Transfer Agent at 1-800-408-4682, or by writing the Transfer Agent at: Liquid Green Account, c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. A written request to exchange shares having a net asset value of less than $5,000 may be sent by fax if you call the Transfer Agent first. Shares of the Fund must be registered for sale in your state of residence and you must meet any investment minimums when exchanging into the Fund or another fund.


o The shares exchanged must have been registered in the shareholder's name for at least five days prior to the exchange request.
o If you exchange shares into or out of a fund, the exchange is made at the net asset value per share of each fund next determined after the exchange request is received.
o An exchange of shares purchased by check will be delayed until the check has cleared and redemption proceeds are available for purchase of the newly acquired shares, which could take up to 15 calendar days.

Purchases into the Fund may be made by exchange through third parties, who may also perform subaccounting functions on behalf of shareholders.

An exchange is made by selling shares of one fund and using the proceeds to buy shares of another fund, with the net asset value for the sale and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long-term or short-term capital gain or loss on the shares sold.

Before making an exchange in the Fund, you should consider the investment objective of the Fund, and you should read this Prospectus. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. The Fund does not assess sales charges or exchange fees when you exchange into the Fund, but you may be subject to such charges or fees when you exchange into another fund. The exchange privilege is designed to accommodate changes in your investment objectives. It is not designed for frequent trading in response to short-term market fluctuations. Unified and the Fund reserve the right to limit a shareholder's use of the exchange privilege. The exchange privilege may be modified or terminated at any time.

                             Redeeming Shares
Redemption of Accounts with Balances Under $1,000
Due to the high cost of maintaining accounts with low balances, if your account balance falls below $1,000 ($500 in the case of IRA Accounts), Unified or the Trust may choose to redeem those shares and close that account without your consent. The Trust will not close any account which is held through a retirement plan or any account whose value falls below $1,000 as a result of changes in the Fund's net asset value. If Unified or the Trust plans to close your account, it will notify you and provide you with 30 days to add to your account balance. Unified may establish different requirements, such as for cash sweep arrangements. Please contact it for more details.

How to Redeem Investment A Shares
1. Call (To redeem shares by phone, you must have completed the appropriate section on your account application)
   o Unified at (800) 408-4682
     OR
  Write
   o Liquid Green Account
     c/o Unified Fund Services, Inc.
     P.O. Box 6110
     Indianapolis, IN 46206-6110
     OR
  Write a Check
   o In an amount of at least $250 from your Fund account
     (You may not use a check to close an account.)
     You may write checks payable to any payee in any amount of $250 or more. You may present up to three checks per month for payment free of charge. Additional checks will result in a charge of $0.30 per check. Daily dividends will continue to accrue on the shares redeemed by check until the day the check is presented for payment.
2.    Provide the required information
   o The name of the Fund (Liquid Green Account)
   o Specify the Investment A Share class
   o Your account number
   o The name and address on your account
   o Your bank's wire transfer information (for wire transfers)
   o The dollar amount or number of shares you wish to redeem
   o Your signature (for written requests)
     (If you request a redemption of over $50,000, request any redemption to be sent to an address other than the address on record with the Trust or request any redemption to be paid to a person or persons other than the shareholder(s) of record, you will need a signature guarantee in order to redeem)
     Note: In order to redeem Investment A Shares on a particular day, the Trust must receive your request before 4:00 p.m. (Eastern Time). Proceeds from the redemption of Shares purchased by check, ACH, or SIP will be delayed until the purchase has cleared, which may take up to ten business days.

Systematic Withdrawal Program
You may choose to receive periodic payments from redemptions of Investment A Shares of the Fund through the Systematic Withdrawal Program. To participate, you must have an account balance with the Trust of at least $10,000. Once you have signed up for the Program by calling Unified or the Trust, the Trust will automatically redeem shares from your account and electronically send the proceeds to the bank account you specify. This Program may not be available to accounts established through certain financial institutions, and minimum requirements may differ. Please contact Unified for more details.
APPENDIX



HUNTINGTON MONEY MARKET FUND PROSPECTUS

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Fund's Investment A Shares as of the calendar year ended December 31, 2001.

The `y' axis reflects the "% Total Return."

The `x' axis represents calculation periods for the last ten years of the Fund's Investment A Shares, beginning with the earliest year. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year-end stated at its base. The calculated total return percentage for the Fund's Investment A Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 1992 through 2001. The percentages noted are: 3.34%, 2.63%, 3.76%, 5.48%, 4.90%, 5.07%, 5.03%, 4.67%, 5.81%, and 3.20%.






--------

1    Based on net asset value.

2 The payments by affiliates had no impact on total return for the year ended December 31, 2001.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios.